                                                                  Exhibit 10.5.9
                                                          Name:  Mr. O.B. McCoin


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
             L.L.C.                         PERCENTAGE                    CASH
           OWNERSHIP                         OWNERSHIP                   AMOUNT
       --------------------                 ----------                  --------
           $100,000                            6.67%                    $130,000





                                            /s/     O.B. McCoin
                                            ------------------------------------
                                            Name:      O.B. McCoin

May 22, 2002
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